UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2013

Annual Report

to Shareholders

DWS Unconstrained Income Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
11 Performance Summary
14 Investment Portfolio
53 Statement of Assets and Liabilities
55 Statement of Operations
57 Statement of Changes in Net Assets
58 Financial Highlights
62 Notes to Financial Statements
81 Report of Independent Registered Public Accounting Firm
82 Information About Your Fund's Expenses
83 Tax Information
84 Advisory Agreement Board Considerations and Fee Evaluation
89 Board Members and Officers
95 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,

Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

DWS Unconstrained Income Fund returned 1.05% during the annual period ending October 31, 2013, outperforming the -0.33% return of the benchmark, the Barclays U.S. Universal Index. The fund has also outpaced the benchmark during the three-, five- and 10-year intervals ended on October 31, 2013.

While the past year was a rather volatile time for the global bond market, the annual period began on a positive note with strong performance in the November 2012 to April 2013 interval. During this time, bond prices were buoyed by an environment of slow growth and continued support from the U.S. Federal Reserve Board's (the Fed's) bond-buying program known as quantitative easing. This favorable backdrop led yield-hungry investors to pour money into bond funds, fueling robust returns throughout the asset class.

Investment Process
The strategy seeks to deliver attractive returns over various market environments using a flexible investment approach that will not be constrained relative to an index. We attempt to build a well-diversified portfolio and will consider all countries, asset classes and credit quality in our asset allocations decisions. To achieve attractive returns over time, the portfolio management process first incorporates a top-down view which is based on fundamental and macroeconomic analysis. In this analysis we take into account factors such as global economic growth, anticipated interest rate movements and technical factors, such as supply and demand. This view drives sector, country and credit quality decisions within the portfolio. Next, we implement the sector, country and credit quality decisions through bottom-up security selection. In selecting securities, we take a relative-value approach in which we attempt to invest in securities which we believe offer the best long-term value for investors. We continually review both top-down and bottom-up decisions and adjust positioning as the macroeconomic environment, technical factors or individual security valuations necessitate. Additionally, we attempt to mitigate downside risk through construction of a highly diversified portfolio by sector and security.

These tailwinds shifted abruptly in May 2013, however, when comments by Federal Reserve Chairman Ben Bernanke raised fears that the Fed would soon begin to "taper" its quantitative easing policy. The prospects of reduced Fed accommodation led to a spike in Treasury yields (and a corresponding decline in prices). From May 2, 2013 to September 5, 2013, the yield on the 10-year bond soared from 1.63% to 2.98% — an extraordinary move for such a short period of time. This sell-off extended throughout the bond market, more than offsetting the positive returns from the first half of the period.

An important aspect of this downturn is that the worst performance was concentrated in the most rate-sensitive segments of the market: Treasuries, Treasury Inflation-Protected Securities (TIPS), high-quality corporate bonds and longer-term bonds. On the other end of the spectrum, high-yield bonds, emerging-markets corporate bonds and shorter-term issues outperformed.

Fund Performance

This environment worked in favor of the fund, even though the broader market finished the period in the red. We generated outperformance via three aspects of our positioning.

First, our high-yield allocation — which provided the fund with outsized exposure to the best-performing segment of the bond market — performed very well. The high-yield sector typically holds up better during periods of rising interest rates, and that indeed proved to be the case during the mid-year downturn. In addition, the fund's high-yield portfolio outperformed the broader high-yield market thanks to our strong individual security selection. We also used the May to June 2013 sell-off as an opportunity to take on more risk in this segment of the fund, which enabled us to capitalize on the subsequent recovery in high-yield bonds. In addition, we held an allocation to senior loans (or loans that banks make to corporations and then package and sell to investors). These securities offer relatively above-average diversification potential, low rate sensitivity and floating rates — all of which fueled outperformance as Treasury yields rose in the second half of the period.

Second, our holdings performed better than the overall market in the domestic, investment-grade segment of the fund. Here, we added value by emphasizing corporate bonds and commercial mortgage-backed securities over Treasuries and other market segments sensitive to talk of Fed tapering. In addition, our participation in Verizon's mammoth $49 billion bond offering, which benefited from strong demand once the bonds began trading in the secondary market, boosted relative performance within the fund's corporate segment. Our substantial allocation to corporates is based on our positive long-term outlook on the asset class, which stems from its attractive yields and the robust health of domestic corporate issuers. On the other side of the ledger, we are less enthusiastic on traditional mortgage-backed securities, where we don't think yields sufficiently compensate investors for the potential impact of the Fed tapering that is likely to begin at some point in the next 12 months.

The third factor boosting performance was our positioning within the fund's emerging-markets segment. While emerging-markets bonds finished the year with a negative absolute return, we added value by holding an underweight in longer-term government debt, which lagged, in favor of emerging-markets corporate bonds, which outperformed. While government bonds have exhibited soft performance due to investor concerns about weakening trade balances, emerging corporates — many of which are issued by highly rated companies with strong cash flows — were largely insulated from these worries. Further, emerging-markets corporates tend to have below-average interest-rate sensitivity — a positive at a time of rapid Treasury yields.

Unfortunately, not all aspects of the fund's positioning worked well during the past year. The most important headwind to performance was that we came into the May to June sell-off with an above-benchmark duration (or interest-rate sensitivity). Like many investors, we were surprised by the market's extreme reaction to Bernanke's comments, as the Fed's previous statements indicated that its policy direction remained dependent on incoming economic data. As a result, we did not take steps to protect the portfolio when the talk of tapering first hit the headlines. The sell-off went on for much longer than we anticipated, so our decision to maintain a level of rate sensitivity above the benchmark resulted in underperformance for the fund during the second quarter.

The fund also held a modest allocation to developed-market international government bonds. The leading contributor in this segment was our addition of a Singapore 10-year bond late in the period, while the leading detractors were our positions in Australian and Norwegian bonds. Our currency positioning was also slightly positive. On a net basis, however, our international allocation had minimal impact on fund performance

"We believe our 'go-anywhere' strategy — which provides the flexibility to capitalize on values as they emerge — can be particularly valuable at a time of elevated market volatility."

Outlook and Positioning

While the issue of "tapering" receded from the headlines in the final months of the period, we believe it will once again become a factor in market performance during the coming year. However, it's important to keep in mind that the Fed's policy remains data-dependant. As a result, any tapering of quantitative easing is likely to be the result of improving economic conditions — which in turn is supportive for credit-sensitive segments of the market such as corporate, high-yield and emerging-markets bonds.

Still, our role as stewards of our investors' capital means that we need to guard against the chance of increased market volatility. We therefore opted to move the fund's duration closer to that of the benchmark during the latter part of the period. At the same time, we continued to concentrate on adding value through individual security selection and portfolio allocation. We believe this approach — and not one that seeks to make interest-rate "bets" — is the prudent course in a potentially challenging environment.

Overall, we believe our "go-anywhere" strategy — which provides the flexibility to capitalize on values as they emerge —can be particularly valuable at a time of elevated market volatility.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2005.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Portfolio Manager for Retail Fixed Income: New York.

— BIS, University of Minnesota.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Philip G. Condon, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 1983.

— Head of US Retail Fixed Income Funds.

— BA and MBA, University of Massachusetts at Amherst.

Darwei Kung, Director

Portfolio Manager of the fund. Joined the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index. On May 1, 2013, the Barclays U.S. Universal Index replaced the Barclays U.S. Aggregate Bond Index as the fund's primary benchmark index because the Advisor believes that it more accurately reflects the fund's investment strategy. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Diversification neither assures a profit nor guarantees against a loss.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Spread sectors include all non-U.S. Treasury investment-grade sectors, including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial-mortgage-backed securities.

Treasury Inflation-Protected Securities (TIPS) are U.S. Treasury securities that are indexed to inflation.

Absolute return is the return, expressed as a percentage, which an asset achieves over a certain period of time.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Performance Summary October 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	1.05%	10.78%	6.86%
Adjusted for the Maximum Sales Charge (max 2.75% load)	-1.73%	10.16%	6.57%
Barclays U.S. Universal Index†	-0.33%	6.92%	5.09%
Barclays U.S. Aggregate Bond Index††	-1.08%	6.09%	4.78%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	0.41%	9.91%	5.99%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-2.49%	9.77%	5.99%
Barclays U.S. Universal Index†	-0.33%	6.92%	5.09%
Barclays U.S. Aggregate Bond Index††	-1.08%	6.09%	4.78%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	0.32%	9.96%	6.01%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.32%	9.96%	6.01%
Barclays U.S. Universal Index†	-0.33%	6.92%	5.09%
Barclays U.S. Aggregate Bond Index††	-1.08%	6.09%	4.78%
Class S	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/13
No Sales Charges	1.26%	11.00%	6.22%
Barclays U.S. Universal Index†	-0.33%	6.92%	5.00%
Barclays U.S. Aggregate Bond Index††	-1.08%	6.09%	4.74%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 1.05%, 1.88%, 1.80% and 0.86% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S commenced operations on February 1, 2005. The performance shown for the index is for the time period of January 31, 2005 through October 31, 2013, which is based on the performance period of the life of Class S.

† The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index. On May 1, 2013, the Barclays U.S. Universal Index replaced the Barclays U.S. Aggregate Bond Index as the fund's primary benchmark index because the Advisor believes that it more accurately reflects the fund's investment strategy.

†† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

	Class A	Class B	Class C	Class S
Net Asset Value
10/31/13	$4.88	$4.88	$4.91	$4.88
10/31/12	$5.06	$5.06	$5.09	$5.06
Distribution Information as of 10/31/13
Income Dividends, Twelve Months	$.22	$.17	$.18	$.23
October Income Dividend	$.0184	$.0148	$.0154	$.0192
Capital Gain Distributions, Twelve Months	$.02	$.02	$.02	$.02
SEC 30-day Yield‡‡	3.44%	2.75%	2.81%	3.75%
Current Annualized Distribution Rate‡‡	4.52%	3.64%	3.76%	4.72%

†† The SEC yield is net investment income per share earned over the month ended October 31, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.40%, 2.66%, 2.77% and 3.62% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.48%, 3.55%, 3.72% and 4.59% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2013
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 53.2%
Consumer Discretionary 7.7%
AMC Entertainment, Inc., 8.75%, 6/1/2019		590,000	634,987
AMC Networks, Inc., 7.75%, 7/15/2021		95,000	106,875
AmeriGas Finance LLC:
6.75%, 5/20/2020		560,000	610,400
7.0%, 5/20/2022		430,000	464,400
APX Group, Inc., 6.375%, 12/1/2019		235,000	234,119
Arcelik AS, 144A, 5.0%, 4/3/2023 (b)		1,000,000	906,250
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		530,000	589,625
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		905,000	970,612
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		425,000	418,625
Avis Budget Car Rental LLC:
5.5%, 4/1/2023		250,000	245,000
8.25%, 1/15/2019		555,000	604,950
BC Mountain LLC, 144A, 7.0%, 2/1/2021		245,000	248,063
Block Communications, Inc., 144A, 7.25%, 2/1/2020		385,000	407,137
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		195,000	210,113
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		570,000	542,283
Cablevision Systems Corp., 8.0%, 4/15/2020 (b)		65,000	73,775
Caesar's Entertainment Operating Co., Inc.:
8.5%, 2/15/2020		850,000	785,187
9.0%, 2/15/2020 (b)		315,000	295,312
Carlson Wagonlit BV, 144A, 6.875%, 6/15/2019		225,000	232,875
CCO Holdings LLC:
6.5%, 4/30/2021		825,000	858,000
6.625%, 1/31/2022		465,000	481,275
7.0%, 1/15/2019 (b)		125,000	132,500
7.25%, 10/30/2017		520,000	549,900
7.375%, 6/1/2020		55,000	60,088
8.125%, 4/30/2020		145,000	158,775
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		250,000	247,500
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		950,000	921,500
144A, 6.375%, 9/15/2020 (b)		1,300,000	1,348,750
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020 (b)		150,000	152,250
Clear Channel Communications, Inc., 11.25%, 3/1/2021		355,000	381,181
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		295,000	306,800
Series B, 6.5%, 11/15/2022		415,000	435,750
Series A, 7.625%, 3/15/2020		115,000	121,613
Series B, 7.625%, 3/15/2020		1,810,000	1,932,175
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		25,000	24,500
Columbus International, Inc., 144A, 11.5%, 11/20/2014		1,900,000	2,047,250
Cox Communications, Inc., 144A, 3.25%, 12/15/2022		630,000	578,608
Crown Media Holdings, Inc., 10.5%, 7/15/2019		325,000	365,625
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		405,000	427,275
Delphi Corp., 5.0%, 2/15/2023		350,000	367,500
DISH DBS Corp.:
4.25%, 4/1/2018		345,000	350,175
5.0%, 3/15/2023 (b)		465,000	444,656
6.625%, 10/1/2014		335,000	350,494
6.75%, 6/1/2021		470,000	508,775
7.125%, 2/1/2016		620,000	685,100
7.875%, 9/1/2019		45,000	52,313
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		270,000	0
Ford Motor Credit Co., LLC, 4.25%, 9/20/2022		410,000	421,801
General Motors Financial Co., Inc., 144A, 3.25%, 5/15/2018		120,000	119,550
GLP Capital LP:
144A, 4.375%, 11/1/2018		130,000	132,600
144A, 5.375%, 11/1/2023		110,000	111,100
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020 (b)		435,000	315,375
Grupo Televisa SAB, 7.25%, 5/14/2043	MXN	24,000,000	1,529,348
Harron Communications LP, 144A, 9.125%, 4/1/2020		440,000	488,400
Hertz Corp.:
144A, 4.25%, 4/1/2018		225,000	225,563
6.75%, 4/15/2019		315,000	339,806
7.5%, 10/15/2018		905,000	981,925
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		190,000	199,025
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		550,000	570,625
L Brands, Inc., 7.0%, 5/1/2020		120,000	135,900
Libbey Glass, Inc., 6.875%, 5/15/2020		121,000	130,075
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		430,000	456,875
Marriott International, Inc., 3.375%, 10/15/2020		950,000	955,676
Mattel, Inc., 5.45%, 11/1/2041		836,600	846,606
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		190,000	197,600
Mediacom Broadband LLC, 6.375%, 4/1/2023		430,000	435,375
Mediacom LLC, 7.25%, 2/15/2022		115,000	121,325
MGM Resorts International:
6.625%, 12/15/2021 (b)		1,595,000	1,704,656
6.75%, 10/1/2020		185,000	201,650
7.625%, 1/15/2017		585,000	665,437
8.625%, 2/1/2019		905,000	1,062,244
Midcontinent Communications & Midcontinent Finance Corp., 144A, 6.25%, 8/1/2021		250,000	252,500
National CineMedia LLC:
6.0%, 4/15/2022		225,000	234,000
7.875%, 7/15/2021		275,000	303,875
News America, Inc., 144A, 4.0%, 10/1/2023		230,000	233,698
Norcraft Companies LP, 10.5%, 12/15/2015		555,000	571,650
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		280,000	281,400
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		500,000	510,000
PNK Finance Corp., 144A, 6.375%, 8/1/2021		310,000	325,500
Quebecor Media, Inc., 5.75%, 1/15/2023		220,000	212,850
RCI Banque SA, 144A, 3.5%, 4/3/2018		2,000,000	2,058,438
Regal Entertainment Group, 9.125%, 8/15/2018		112,000	123,200
Rent-A-Center, Inc., 144A, 4.75%, 5/1/2021		360,000	337,500
Sabre Holdings Corp., 8.35%, 3/15/2016		335,000	373,525
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		765,000	868,275
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		150,000	147,000
Seminole Tribe of Florida, Inc.:
144A, 7.75%, 10/1/2017		280,000	297,150
144A, 7.804%, 10/1/2020		290,000	313,200
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		245,000	260,925
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		275,000	284,625
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		365,000	366,825
Starz LLC, 5.0%, 9/15/2019		210,000	212,100
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021 (b)		325,000	316,875
Travelport LLC, 144A, 13.875%, 3/1/2016 (PIK)		54,622	57,490
UCI International, Inc., 8.625%, 2/15/2019		130,000	133,900
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		1,080,000	1,066,500
144A, 7.5%, 3/15/2019	EUR	165,000	243,071
144A, 7.5%, 3/15/2019		445,000	482,825
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	505,000	761,086
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		60,000	64,650
144A, 7.875%, 11/1/2020		135,000	149,850
Videotron Ltd., 9.125%, 4/15/2018		105,000	110,381
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		215,000	240,800
Visteon Corp., 6.75%, 4/15/2019		193,000	206,028
			47,621,145
Consumer Staples 4.5%
Agrokor dd, 144A, 8.875%, 2/1/2020		1,500,000	1,627,650
Ajecorp BV, 144A, 6.5%, 5/14/2022		850,000	858,500
Altria Group, Inc., 9.95%, 11/10/2038		855,000	1,335,200
Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A, 3.375%, 11/1/2022 (b)		2,000,000	1,700,000
B&G Foods, Inc., 4.625%, 6/1/2021 (b)		2,305,000	2,250,256
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		235,000	254,975
Constellation Brands, Inc., 6.0%, 5/1/2022		100,000	109,000
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		2,600,000	2,834,000
Del Monte Corp., 7.625%, 2/15/2019		450,000	468,563
Delhaize Group SA, 4.125%, 4/10/2019		1,285,000	1,337,875
ESAL GmbH, 144A, 6.25%, 2/5/2023		1,300,000	1,183,000
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		760,000	822,700
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		670,000	686,750
144A, 8.25%, 2/1/2020		1,025,000	1,099,312
Marfrig Holding Europe BV, 144A, 11.25%, 9/20/2021		1,000,000	993,750
MHP SA, 144A, 8.25%, 4/2/2020		1,650,000	1,414,875
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		1,050,000	1,176,000
Mriya Agro Holding PLC, 144A, 9.45%, 4/19/2018		700,000	602,000
NBTY, Inc., 9.0%, 10/1/2018		140,000	153,650
Pilgrim's Pride Corp., 7.875%, 12/15/2018		355,000	387,838
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		440,000	454,300
6.875%, 2/15/2021		2,085,000	2,262,225
7.125%, 4/15/2019		630,000	672,525
Smithfield Foods, Inc.:
6.625%, 8/15/2022		210,000	221,025
7.75%, 7/1/2017		825,000	959,062
Sun Products Corp., 144A, 7.75%, 3/15/2021 (b)		450,000	405,000
U.S. Foods, Inc., 8.5%, 6/30/2019 (b)		460,000	493,350
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		805,000	852,294
			27,615,675
Energy 7.5%
Access Midstream Partners LP:
4.875%, 5/15/2023		445,000	442,775
5.875%, 4/15/2021		155,000	166,238
6.125%, 7/15/2022		335,000	359,287
Afren PLC, 144A, 10.25%, 4/8/2019		2,045,000	2,341,525
Antero Resources Finance Corp.:
144A, 5.375%, 11/1/2021 (c)		295,000	299,794
7.25%, 8/1/2019		202,000	216,645
9.375%, 12/1/2017		425,000	447,312
Arch Coal, Inc., 7.0%, 6/15/2019 (b)		125,000	96,875
Berry Petroleum Co.:
6.375%, 9/15/2022		260,000	267,800
6.75%, 11/1/2020		1,300,000	1,368,250
10.25%, 6/1/2014		235,000	246,750
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		215,000	217,150
8.625%, 10/15/2020		225,000	239,063
Chaparral Energy, Inc., 7.625%, 11/15/2022		440,000	475,200
Chesapeake Oilfield Operating LLC, 6.625%, 11/15/2019		145,000	151,888
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		575,000	632,500
Crestwood Midstream Partners LP:
144A, 6.125%, 3/1/2022 (c)		220,000	224,950
7.75%, 4/1/2019		295,000	317,863
Crosstex Energy LP:
7.125%, 6/1/2022		110,000	126,225
8.875%, 2/15/2018		305,000	324,825
DCP Midstream Operating LP, 3.875%, 3/15/2023		1,250,000	1,165,966
Denbury Resources, Inc., 4.625%, 7/15/2023		750,000	691,875
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		430,000	456,875
EDC Finance Ltd., 144A, 4.875%, 4/17/2020		1,165,000	1,156,262
El Paso LLC, 7.25%, 6/1/2018		280,000	317,158
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		370,000	370,000
Energy Transfer Partners LP, 4.15%, 10/1/2020		750,000	778,422
EP Energy LLC:
6.875%, 5/1/2019		355,000	381,625
7.75%, 9/1/2022 (b)		190,000	213,750
9.375%, 5/1/2020 (b)		160,000	184,800
EPE Holdings LLC, 144A, 8.875%, 12/15/2017 (PIK)		578,807	606,300
EV Energy Partners LP, 8.0%, 4/15/2019		875,000	875,000
FMC Technologies, Inc., 3.45%, 10/1/2022		260,000	247,055
Frontier Oil Corp., 6.875%, 11/15/2018		280,000	301,000
Global Geophysical Services, Inc., 10.5%, 5/1/2017		350,000	287,000
Halcon Resources Corp.:
8.875%, 5/15/2021		1,975,000	2,056,469
9.75%, 7/15/2020		330,000	358,875
Holly Energy Partners LP:
6.5%, 3/1/2020		110,000	115,225
8.25%, 3/15/2018		305,000	323,300
KazMunayGas National Co. JSC, 144A, 7.0%, 5/5/2020		1,000,000	1,143,750
Kinder Morgan, Inc., 144A, 5.0%, 2/15/2021 (c)		170,000	170,000
Kodiak Oil & Gas Corp., 144A, 5.5%, 1/15/2021 (b)		510,000	522,750
Linn Energy LLC:
6.5%, 5/15/2019		135,000	134,663
144A, Step-up Coupon, 6.75% to 10/5/2013, 7.0% to 11/1/2019		710,000	708,225
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		1,020,000	1,026,375
144A, 6.5%, 3/15/2021		240,000	250,500
144A, 7.0%, 3/31/2024		1,055,000	1,078,737
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021		610,000	628,300
10.75%, 10/1/2020		240,000	259,200
Murphy Oil U.S.A., Inc., 144A, 6.0%, 8/15/2023		370,000	375,550
Murray Energy Corp., 144A, 8.625%, 6/15/2021		60,000	64,200
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		630,000	652,050
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		1,070,000	1,158,275
6.875%, 1/15/2023		165,000	179,025
144A, 6.875%, 3/15/2022		535,000	577,800
7.25%, 2/1/2019		260,000	279,500
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020 (b)		1,000,000	1,062,500
Offshore Group Investment Ltd.:
7.125%, 4/1/2023		530,000	539,275
7.5%, 11/1/2019 (b)		665,000	723,187
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		305,000	307,288
Pacific Rubiales Energy Corp., 144A, 7.25%, 12/12/2021		1,000,000	1,100,000
Petroleos de Venezuela SA:
Series 2014, 4.9%, 10/28/2014		750,000	705,000
144A, 8.5%, 11/2/2017		1,500,000	1,346,250
Regency Energy Partners LP, 144A, 4.5%, 11/1/2023		115,000	106,375
Reliance Holdings U.S.A., Inc., 144A, 5.4%, 2/14/2022		1,750,000	1,789,286
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		1,000,000	1,102,500
Sabine Pass Liquefaction LLC:
144A, 5.625%, 2/1/2021		885,000	893,850
144A, 5.625%, 4/15/2023		200,000	196,000
Sabine Pass LNG LP, 7.5%, 11/30/2016		100,000	111,625
SandRidge Energy, Inc., 7.5%, 3/15/2021 (b)		635,000	673,100
SESI LLC:
6.375%, 5/1/2019		245,000	259,700
7.125%, 12/15/2021		700,000	774,375
Swift Energy Co., 7.875%, 3/1/2022		230,000	230,575
Talisman Energy, Inc., 3.75%, 2/1/2021		900,000	852,594
Talos Production LLC, 144A, 9.75%, 2/15/2018		500,000	505,000
Tesoro Corp.:
4.25%, 10/1/2017		220,000	228,250
5.375%, 10/1/2022 (b)		160,000	158,400
Transocean, Inc., 3.8%, 10/15/2022		480,000	459,456
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		1,800,000	1,876,500
Venoco, Inc., 8.875%, 2/15/2019		615,000	624,225
Welltec A/S, 144A, 8.0%, 2/1/2019		200,000	214,500
Whiting Petroleum Corp., 5.0%, 3/15/2019		340,000	353,600
WPX Energy, Inc., 5.25%, 1/15/2017		250,000	266,875
			46,519,058
Financials 8.8%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		490,000	529,200
Ally Financial, Inc.:
5.5%, 2/15/2017		385,000	415,800
6.25%, 12/1/2017		570,000	631,275
8.0%, 3/15/2020		650,000	771,875
8.3%, 2/12/2015		810,000	877,837
American International Group, Inc., 3.8%, 3/22/2017		530,000	566,209
American Tower Corp., (REIT), 3.5%, 1/31/2023		420,000	387,225
Atlantic Finance Ltd., 144A, 10.75%, 5/27/2014		2,000,000	2,097,196
Banco de Credito del Peru, 144A, 4.25%, 4/1/2023		300,000	285,750
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	2,000,000	834,747
Bank of America Corp., 3.3%, 1/11/2023		1,175,000	1,127,714
Barclays Bank PLC, 7.625%, 11/21/2022		1,510,000	1,557,565
BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		3,500,000	3,788,750
BNP Paribas SA, 3.25%, 3/3/2023		790,000	764,980
CIT Group, Inc.:
5.0%, 5/15/2017		445,000	478,375
5.25%, 3/15/2018		565,000	610,906
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/2022		540,000	527,844
Development Bank of Kazakhstan JSC:
144A, 5.5%, 12/20/2015		1,750,000	1,849,750
Series 3, 6.5%, 6/3/2020		1,500,000	1,582,500
E*TRADE Financial Corp.:
6.375%, 11/15/2019		665,000	711,550
6.75%, 6/1/2016		865,000	933,119
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		1,070,000	1,017,176
Hartford Financial Services Group, Inc., 6.0%, 1/15/2019		466,000	543,956
HCP, Inc., (REIT), 5.375%, 2/1/2021		857,000	947,276
Health Care REIT, Inc., (REIT), 4.5%, 1/15/2024		930,000	941,452
Hellas Telecommunications Finance, 144A, 8.227%**, 7/15/2015 (PIK)*	EUR	218,377	0
ING Bank NV, 144A, 5.8%, 9/25/2023		1,975,000	2,071,307
ING U.S., Inc., 144A, 5.7%, 7/15/2043		600,000	634,150
International Lease Finance Corp.:
3.875%, 4/15/2018		2,555,000	2,561,387
5.75%, 5/15/2016		115,000	122,906
6.25%, 5/15/2019		355,000	386,950
8.625%, 9/15/2015		225,000	250,313
8.625%, 1/15/2022 (b)		310,000	375,100
8.75%, 3/15/2017		705,000	828,375
Intesa Sanpaolo SpA, 3.875%, 1/16/2018		1,790,000	1,826,376
Itau Unibanco Holding SA, 144A, 5.5%, 8/6/2022		900,000	886,500
Jefferies Group LLC, 5.125%, 1/20/2023		600,000	608,250
Morgan Stanley:
3.75%, 2/25/2023		1,250,000	1,234,152
4.1%, 5/22/2023		1,435,000	1,386,137
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		325,000	335,563
(REIT), 6.875%, 5/1/2021		310,000	333,250
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		165,000	171,188
144A, 5.875%, 3/15/2022		355,000	362,988
Nordea Bank AB, 144A, 4.25%, 9/21/2022		495,000	497,772
OPB Finance Trust, Series C, 2.9%, 5/24/2023	CAD	2,332,000	2,121,155
ProLogis LP, (REIT), 4.25%, 8/15/2023		810,000	819,918
PSP Capital, Inc., 3.03%, 10/22/2020	CAD	1,742,000	1,694,267
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		1,800,000	1,850,758
Santander U.S. Debt SAU, 144A, 3.724%, 1/20/2015		155,000	157,060
Santander UK PLC, 144A, 5.0%, 11/7/2023 (c)		590,000	590,380
SLM Corp., 5.5%, 1/25/2023		1,325,000	1,265,375
The Goldman Sachs Group, Inc.:
3.625%, 1/22/2023		1,450,000	1,414,569
5.75%, 1/24/2022		950,000	1,077,281
Turkiye Is Bankasi, 144A, 6.0%, 10/24/2022		500,000	480,000
Turkiye Vakiflar Bankasi Tao, 144A, 3.75%, 4/15/2018		1,500,000	1,428,750
Ventas Realty LP, (REIT), 2.7%, 4/1/2020		1,330,000	1,290,329
Wells Fargo & Co., 5.375%, 11/2/2043		580,000	586,814
			54,429,347
Health Care 2.8%
Agilent Technologies, Inc., 3.2%, 10/1/2022		260,000	245,786
Aviv Healthcare Properties LP:
144A, 6.0%, 10/15/2021		155,000	158,875
7.75%, 2/15/2019		525,000	566,344
Biomet, Inc.:
6.5%, 8/1/2020		380,000	403,750
6.5%, 10/1/2020		110,000	114,400
Community Health Systems, Inc.:
5.125%, 8/15/2018		1,510,000	1,570,400
7.125%, 7/15/2020		1,735,000	1,826,087
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019		230,000	246,100
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		125,000	140,313
Fresenius U.S. Finance II, Inc., 144A, 9.0%, 7/15/2015		210,000	234,150
HCA, Inc.:
5.875%, 3/15/2022		275,000	289,438
6.5%, 2/15/2020		1,360,000	1,513,000
7.5%, 2/15/2022		515,000	578,731
7.875%, 2/15/2020		2,020,000	2,191,700
8.5%, 4/15/2019		200,000	214,750
Hologic, Inc., 6.25%, 8/1/2020 (b)		210,000	223,125
IMS Health, Inc., 144A, 6.0%, 11/1/2020		1,295,000	1,346,800
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		350,000	343,463
Mallinckrodt International Finance SA, 144A, 4.75%, 4/15/2023		1,110,000	1,069,588
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		410,000	426,400
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		304,000	338,960
Tenet Healthcare Corp.:
144A, 4.375%, 10/1/2021 (b)		495,000	475,200
4.5%, 4/1/2021		60,000	58,200
6.25%, 11/1/2018		1,965,000	2,151,675
Valeant Pharmaceuticals International, 144A, 6.75%, 8/15/2018		615,000	673,425
			17,400,660
Industrials 5.4%
Accuride Corp., 9.5%, 8/1/2018		345,000	363,113
ADT Corp., 144A, 6.25%, 10/15/2021 (b)		205,000	217,556
Aeropuertos Dominicanos Siglo XXI SA, 144A, 9.25%, 11/13/2019		1,750,000	1,732,500
Aguila 3 SA, 144A, 7.875%, 1/31/2018		510,000	543,787
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK)		215,000	222,256
Armored Autogroup, Inc., 9.25%, 11/1/2018 (b)		620,000	560,325
Artesyn Escrow, Inc., 144A, 9.75%, 10/15/2020		355,000	365,650
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		427,200	443,220
BE Aerospace, Inc., 6.875%, 10/1/2020		205,000	226,013
Belden, Inc., 144A, 5.5%, 9/1/2022		365,000	365,000
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		535,000	536,337
144A, 7.75%, 3/15/2020		260,000	296,400
Casella Waste Systems, Inc., 7.75%, 2/15/2019		610,000	616,100
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		1,700,000	1,908,250
Clean Harbors, Inc., 5.125%, 6/1/2021		300,000	304,125
CNH Capital LLC, 3.875%, 11/1/2015 (b)		2,000,000	2,062,500
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		190,000	183,825
Ducommun, Inc., 9.75%, 7/15/2018		375,000	419,062
DynCorp International, Inc., 10.375%, 7/1/2017		485,000	510,462
Ferreycorp SAA, 144A, 4.875%, 4/26/2020 (b)		1,800,000	1,728,000
Florida East Coast Railway Corp., 8.125%, 2/1/2017		235,000	247,338
FTI Consulting, Inc.:
6.0%, 11/15/2022		240,000	244,800
6.75%, 10/1/2020		825,000	882,750
Garda World Security Corp.:
144A, 9.75%, 3/15/2017		380,000	410,362
GenCorp, Inc., 144A, 7.125%, 3/15/2021		940,000	1,005,800
Georgian Railway JSC, 144A, 7.75%, 7/11/2022		2,000,000	2,165,000
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		2,600,000	2,639,000
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		610,000	656,512
7.125%, 3/15/2021		370,000	400,988
Ingersoll-Rand Global Holding Co., Ltd., 144A, 2.875%, 1/15/2019		170,000	170,435
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		560,000	595,000
Masco Corp., 7.125%, 3/15/2020		855,000	974,700
Meritor, Inc.:
6.75%, 6/15/2021 (b)		250,000	252,500
10.625%, 3/15/2018		340,000	367,200
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019		435,000	441,525
8.875%, 11/1/2017		250,000	261,563
Navios South American Logistics, Inc., 9.25%, 4/15/2019		385,000	416,762
Nortek, Inc., 8.5%, 4/15/2021		460,000	504,275
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		1,200,000	1,251,000
Owens Corning, Inc.:
4.2%, 12/15/2022		250,000	248,247
9.0%, 6/15/2019		141,000	174,264
Ply Gem Industries, Inc., 9.375%, 4/15/2017		111,000	119,048
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020		255,000	272,850
7.5%, 10/1/2017		175,000	182,000
Titan International, Inc., 144A, 6.875%, 10/1/2020		845,000	866,125
Total System Services, Inc., 3.75%, 6/1/2023		730,000	680,042
TransDigm, Inc.:
7.5%, 7/15/2021		450,000	490,500
7.75%, 12/15/2018		400,000	430,000
U.S. Airways Group, Inc., 6.125%, 6/1/2018		310,000	304,963
United Rentals North America, Inc.:
5.75%, 7/15/2018		375,000	402,187
6.125%, 6/15/2023		35,000	35,963
7.375%, 5/15/2020		824,000	918,760
7.625%, 4/15/2022		655,000	733,600
USG Corp., 144A, 5.875%, 11/1/2021		70,000	71,400
Watco Companies LLC, 144A, 6.375%, 4/1/2023		195,000	193,050
			33,614,990
Information Technology 1.8%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		130,000	135,850
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		960,000	993,600
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		300,000	309,375
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		225,000	232,313
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		435,000	460,012
CDW LLC, 8.5%, 4/1/2019		1,455,000	1,611,412
CyrusOne LP, 6.375%, 11/15/2022		120,000	120,900
eAccess Ltd., 144A, 8.25%, 4/1/2018		350,000	383,250
EarthLink, Inc., 7.375%, 6/1/2020		305,000	302,713
Equinix, Inc.:
5.375%, 4/1/2023		915,000	908,137
7.0%, 7/15/2021		325,000	355,062
First Data Corp.:
144A, 6.75%, 11/1/2020		765,000	809,944
144A, 7.375%, 6/15/2019		960,000	1,033,200
144A, 8.875%, 8/15/2020		485,000	540,775
Fiserv, Inc., 3.5%, 10/1/2022		620,000	593,209
Freescale Semiconductor, Inc.:
144A, 6.0%, 1/15/2022 (c)		340,000	343,825
144A, 9.25%, 4/15/2018		493,000	533,056
Healthcare Technology Intermediate, Inc., 144A, 7.375%, 9/1/2018 (PIK)		95,000	98,206
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		560,000	600,600
7.625%, 6/15/2021		270,000	295,650
IAC/InterActiveCorp., 4.75%, 12/15/2022		225,000	213,188
Jabil Circuit, Inc., 7.75%, 7/15/2016		145,000	165,663
			11,039,940
Materials 5.0%
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		1,000,000	949,241
APERAM:
144A, 7.375%, 4/1/2016		225,000	231,750
144A, 7.75%, 4/1/2018		270,000	274,050
ArcelorMittal, 6.75%, 2/25/2022		800,000	870,000
Ashland, Inc., 3.875%, 4/15/2018		190,000	190,950
Axiall Corp., 144A, 4.875%, 5/15/2023		80,000	76,700
Ball Corp., 7.375%, 9/1/2019		135,000	145,800
Barrick Gold Corp., 2.5%, 5/1/2018		340,000	331,638
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		360,000	367,200
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		475,000	501,125
Cia Minera Milpo SAA, 144A, 4.625%, 3/28/2023 (b)		1,900,000	1,767,000
Clearwater Paper Corp., 7.125%, 11/1/2018		385,000	413,875
Crown Americas LLC, 6.25%, 2/1/2021		55,000	58,300
Eagle Spinco, Inc., 144A, 4.625%, 2/15/2021		160,000	154,800
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		1,205,000	1,156,800
144A, 9.875%, 6/15/2015		225,000	176,625
Exopack Holding Corp., 10.0%, 6/1/2018		245,000	264,600
Exopack Holdings SA, 144A, 7.875%, 11/1/2019 (c)		370,000	370,000
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017 (b)		525,000	548,625
144A, 6.875%, 4/1/2022 (b)		70,000	74,375
144A, 7.0%, 11/1/2015 (b)		380,000	394,250
144A, 8.25%, 11/1/2019 (b)		290,000	321,900
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		655,000	694,300
144A, 8.75%, 6/1/2020		415,000	458,575
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		800,000	753,895
Gerdau Holdings, Inc., 144A, 7.0%, 1/20/2020		1,000,000	1,096,000
Greif, Inc., 7.75%, 8/1/2019		995,000	1,126,837
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		130,000	131,950
8.875%, 2/1/2018		545,000	561,350
Huntsman International LLC, 8.625%, 3/15/2021 (b)		175,000	196,438
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		320,000	285,600
International Paper Co., 7.95%, 6/15/2018		855,000	1,059,206
Kaiser Aluminum Corp., 8.25%, 6/1/2020		280,000	317,100
KGHM International Ltd., 144A, 7.75%, 6/15/2019		675,000	703,687
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		1,200,000	1,281,000
Metinvest BV, 144A, 10.25%, 5/20/2015 (b)		1,300,000	1,300,000
Novelis, Inc., 8.75%, 12/15/2020 (b)		1,620,000	1,802,250
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	130,000	205,525
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		108,000	121,635
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		555,000	573,037
Perstorp Holding AB, 144A, 8.75%, 5/15/2017		400,000	418,000
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		350,000	364,000
Polymer Group, Inc., 7.75%, 2/1/2019		350,000	373,625
PolyOne Corp., 5.25%, 3/15/2023		1,030,000	1,023,562
Polyus Gold International Ltd., 144A, 5.625%, 4/29/2020 (b)		2,000,000	1,995,000
Rain CII Carbon LLC:
144A, 8.0%, 12/1/2018		285,000	294,263
144A, 8.25%, 1/15/2021		200,000	206,500
Samarco Mineracao SA, 144A, 5.75%, 10/24/2023		600,000	600,000
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		175,000	197,313
144A, 8.375%, 9/15/2021		175,000	200,375
Tronox Finance LLC, 6.375%, 8/15/2020 (b)		265,000	270,300
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020 (b)		2,000,000	1,795,000
Vedanta Resources PLC, 144A, 6.0%, 1/31/2019		800,000	772,000
			30,817,927
Telecommunication Services 7.3%
America Movil SAB de CV, Series 12, 6.45%, 12/5/2022	MXN	10,000,000	723,670
CC Holdings GS V LLC, 3.849%, 4/15/2023		490,000	465,183
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		125,000	127,031
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		1,690,000	1,799,850
8.75%, 3/15/2018 (b)		1,150,000	1,219,000
CPI International, Inc., 8.0%, 2/15/2018		270,000	279,450
Cricket Communications, Inc., 7.75%, 10/15/2020		1,405,000	1,605,212
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		795,000	838,725
144A, 10.5%, 4/15/2018		580,000	626,400
Digicel Ltd.:
144A, 7.0%, 2/15/2020		200,000	203,000
144A, 8.25%, 9/1/2017		2,625,000	2,733,937
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	297,097	0
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)		1,670,000	1,732,625
7.625%, 4/15/2024		140,000	147,700
8.25%, 4/15/2017		331,000	382,719
8.5%, 4/15/2020 (b)		640,000	731,200
8.75%, 4/15/2022		1,240,000	1,416,700
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		540,000	521,100
7.25%, 10/15/2020		1,720,000	1,866,200
7.5%, 4/1/2021		1,510,000	1,645,900
8.5%, 11/1/2019		620,000	680,450
Intelsat Luxembourg SA:
144A, 7.75%, 6/1/2021		835,000	880,925
144A, 8.125%, 6/1/2023		125,000	132,188
Level 3 Communications, Inc., 8.875%, 6/1/2019 (b)		100,000	109,125
Level 3 Financing, Inc.:
144A, 6.125%, 1/15/2021 (c)		205,000	208,588
7.0%, 6/1/2020		890,000	947,850
8.125%, 7/1/2019		1,270,000	1,400,175
8.625%, 7/15/2020		320,000	362,400
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		1,020,000	1,078,650
144A, 6.625%, 4/1/2023 (b)		300,000	313,875
7.875%, 9/1/2018 (b)		445,000	480,600
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		1,800,000	1,687,500
NII Capital Corp., 7.625%, 4/1/2021		320,000	185,600
Oi SA, 144A, 5.75%, 2/10/2022		1,000,000	937,500
Pacnet Ltd., 144A, 9.25%, 11/9/2015		480,000	484,800
SBA Communications Corp., 5.625%, 10/1/2019		745,000	765,487
SBA Telecommunications, Inc., 8.25%, 8/15/2019		75,000	81,281
Sprint Communications, Inc.:
6.0%, 12/1/2016		2,080,000	2,249,000
8.375%, 8/15/2017		350,000	405,125
9.125%, 3/1/2017		320,000	377,600
tw telecom holdings, Inc.:
5.375%, 10/1/2022		300,000	299,250
144A, 5.375%, 10/1/2022		60,000	59,850
144A, 6.375%, 9/1/2023		310,000	322,400
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		730,000	779,275
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		2,290,000	2,513,275
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		420,000	452,550
Verizon Communications, Inc., 6.55%, 9/15/2043		1,870,000	2,169,595
Wind Acquisition Finance SA:
144A, 6.5%, 4/30/2020		235,000	242,050
144A, 7.25%, 2/15/2018		210,000	221,025
Windstream Corp.:
6.375%, 8/1/2023		280,000	271,600
7.5%, 6/1/2022		1,000,000	1,047,500
7.5%, 4/1/2023		435,000	453,488
7.75%, 10/15/2020		230,000	246,675
7.75%, 10/1/2021		390,000	416,325
144A, 7.75%, 10/1/2021		465,000	496,387
7.875%, 11/1/2017		1,255,000	1,435,406
8.125%, 9/1/2018		435,000	470,888
			44,731,860
Utilities 2.4%
AES Corp.:
8.0%, 10/15/2017		10,000	11,775
8.0%, 6/1/2020 (b)		930,000	1,085,775
American Electric Power Co., Inc., Series F, 2.95%, 12/15/2022		1,430,000	1,337,798
Calpine Corp.:
144A, 7.5%, 2/15/2021		541,000	584,280
144A, 7.875%, 7/31/2020		516,000	563,730
Electricite de France SA, 144A, 5.25%, 1/29/2049		1,050,000	1,032,150
Enel SpA, 144A, 8.75%, 9/24/2073		540,000	584,982
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		590,000	218,300
Energy Future Intermediate Holding Co., LLC, 10.0%, 12/1/2020 (b)		675,000	708,750
Instituto Costarricense de Electricidad, 144A, 6.95%, 11/10/2021 (b)		1,400,000	1,478,400
IPALCO Enterprises, Inc.:
5.0%, 5/1/2018		855,000	893,475
144A, 7.25%, 4/1/2016		205,000	225,500
Jersey Central Power & Light Co., 144A, 4.7%, 4/1/2024		1,420,000	1,446,360
Majapahit Holding BV, 144A, 8.0%, 8/7/2019		1,000,000	1,158,750
Mexico Generadora de Energia S de rl, 144A, 5.5%, 12/6/2032		1,085,000	1,049,737
NRG Energy, Inc., 7.625%, 1/15/2018		215,000	244,025
PPL Energy Supply LLC, 4.6%, 12/15/2021		2,000,000	1,967,584
The Toledo Edison Co., 7.25%, 5/1/2020		173,000	208,769
			14,800,140
Total Corporate Bonds (Cost $323,517,790)			328,590,742

Mortgage-Backed Securities Pass-Throughs 7.0%
Federal National Mortgage Association, 4.0%, 2/1/2041 (c)		25,000,000	26,339,845
Government National Mortgage Association, 4.0%, with various maturities from 7/1/2040 until 6/1/2041 (c)		16,000,000	17,028,124
Total Mortgage-Backed Securities Pass-Throughs (Cost $42,982,187)			43,367,969

Asset-Backed 0.6%
Home Equity Loans 0.3%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		271,617	270,746
Citifinancial Mortgage Securities, Inc., "AFS", Series 2003-4, 5.326%, 10/25/2033		1,200,000	1,253,118
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.314%**, 1/15/2037		551,772	484,067
			2,007,931
Miscellaneous 0.3%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.894%**, 1/17/2024		2,000,000	2,003,498
Total Asset-Backed (Cost $3,709,942)			4,011,429

Commercial Mortgage-Backed Securities 3.3%
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 2.474%**, 11/15/2015		6,071,455	6,073,277
Commercial Mortgage Trust, "AM", Series 2007-GG11, 5.867%, 12/10/2049		1,710,000	1,887,664
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.174%**, 3/15/2018		780,000	783,276
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		1,405,000	1,379,420
"A4", Series 2006-LDP7, 5.863%**, 4/15/2045		860,000	943,459
LB-UBS Commercial Mortgage Trust, "A3", Series 2006-C7, 5.347%, 11/15/2038		2,560,000	2,830,438
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.289%**, 12/15/2044		860,000	920,031
WFRBS Commercial Mortgage Trust, "A5", Series 2013-C14, 3.337%, 6/15/2046		6,000,000	5,915,394
Total Commercial Mortgage-Backed Securities (Cost $20,326,965)			20,732,959

Collateralized Mortgage Obligations 4.6%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.923%**, 2/25/2034		529,691	522,294
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.155%**, 12/25/2035		1,452,661	1,434,291
Countrywide Alternative Loan Trust, "1A4", Series 2006-43CB, 6.0%, 2/25/2037		360,683	285,484
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		929,303	939,301
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		4,047,179	346,306
"ZB", Series 4183, 3.0%, 3/15/2043		1,523,495	1,321,531
"ZG", Series 4213, 3.5%, 6/15/2043		4,270,152	4,138,372
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023		467,950	20,266
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		4,595,972	486,048
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		441,723	46,931
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		773,756	80,247
"A", Series 172, Interest Only, 6.5%, 1/1/2024		737,194	113,721
"JS", Series 3572, Interest Only, 6.626%***, 9/15/2039		1,635,106	262,129
Federal National Mortgage Association:
"PN", Series 2012-93, 2.5%, 9/25/2042		944,802	857,501
"ZP", Series 2011-123, 4.5%, 12/25/2041		1,634,854	1,670,374
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		606,443	40,026
"SK", Series 2011-78, Interest Only, 5.83%***, 8/25/2041		11,687,979	1,563,917
"HS", Series 2009-87, Interest Only, 5.98%***, 11/25/2039		4,405,032	593,865
"PI", Series 2006-20, Interest Only, 6.51%***, 11/25/2030		2,405,000	416,706
"SI", Series 2007-23, Interest Only, 6.6%***, 3/25/2037		910,155	145,686
Government National Mortgage Association:
"BO", Series 2013-10, Principal Only, Zero Coupon, 1/16/2043		1,074,829	612,261
"KM", Series 2013-38, 3.5%, 1/20/2043		2,601,142	2,365,432
"ZJ", Series 2013-106, 3.5%, 7/20/2043		975,305	851,037
"GP", Series 2010-67, 4.5%, 3/20/2039		1,000,000	1,078,440
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035		801,369	13,649
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		2,435,106	383,803
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		2,881,274	459,945
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		2,020,098	361,188
"AI", Series 2007-38, Interest Only, 6.285%***, 6/16/2037		626,687	86,964
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 2.708%**, 4/25/2036		1,900,914	1,658,943
MASTR Asset Securitization Trust, "1A1", Series 2005-2, 5.25%, 11/25/2035		65,877	65,716
Merrill Lynch Mortgage Investors Trust:
"1A", Series 2005-2, 1.666%**, 10/25/2035		1,179,345	1,141,418
"2A", Series 2003-A6, 2.655%**, 10/25/2033		905,015	900,458
Morgan Stanley Mortgage Loan Trust, "5A5", Series 2005-4, 5.5%, 8/25/2035		184,656	184,005
Wells Fargo Mortgage-Backed Securities Trust:
"2A3",Series 2004-EE, 2.617%**, 12/25/2034		725,674	719,584
"2A16", Series 2005-AR10, 2.627%**, 6/25/2035		1,160,144	1,162,923
"B1", Series 2004-1, 5.5%, 2/25/2034		853,114	851,312
Total Collateralized Mortgage Obligations (Cost $28,653,576)			28,182,074

Government & Agency Obligations 18.4%
Other Government Related (d) 5.5%
Bank of Moscow, 144A, 6.699%, 3/11/2015		1,250,000	1,315,250
European Investment Bank:
144A, 4.6%, 1/30/2037	CAD	5,000,000	4,850,717
6.0%, 8/6/2020	AUD	3,500,000	3,555,032
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022 (b)		2,500,000	2,353,125
KFW, 1.875%, 6/13/2018	CAD	4,048,000	3,841,494
National JSC Naftogaz of Ukraine, 9.5%, 9/30/2014		2,000,000	1,885,000
Queensland Treasury Corp., Series 23, 4.25%, 7/21/2023	AUD	11,460,000	10,370,695
Rosneft Oil Co., 144A, 4.199%, 3/6/2022		600,000	562,500
Vimpel Communications, 144A, 7.748%, 2/2/2021		1,700,000	1,861,500
VTB Bank OJSC, 144A, 6.0%, 4/12/2017		3,000,000	3,195,000
			33,790,313
Sovereign Bonds 4.1%
Federative Republic of Brazil:
4.25%, 1/7/2025 (c)		1,000,000	977,000
12.5%, 1/5/2016	BRL	1,155,000	546,514
Kingdom of Norway, Series 475, 2.0%, 5/24/2023	NOK	38,365,000	6,008,941
Mongolia Government International Bond, 144A, 4.125%, 1/5/2018		1,000,000	936,000
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	377	116
Republic of Belarus, REG S, 8.75%, 8/3/2015		1,855,000	1,857,319
Republic of Singapore, 3.375%, 9/1/2033	SGD	8,398,000	7,231,650
Russian Federation:
Series 6204, 7.5%, 3/15/2018	RUB	19,800,000	638,994
Series 6207, 8.15%, 2/3/2027	RUB	39,600,000	1,309,474
Slovenia Government International Bond, 144A, 4.75%, 5/10/2018		2,000,000	1,975,000
United Mexican States:
Series M, 6.5%, 6/10/2021	MXN	25,000,000	2,006,959
Series M, 7.75%, 5/29/2031	MXN	16,000,000	1,311,912
Series M 20, 8.5%, 5/31/2029	MXN	8,000,000	710,954
			25,510,833
U.S. Treasury Obligations 8.8%
U.S. Treasury Bills:
0.02%****, 2/13/2014 (e)		1,041,000	1,040,850
0.035%****, 2/13/2014 (e)		2,903,000	2,902,582
U.S. Treasury Notes:
0.375%, 4/15/2015		23,000,000	23,053,015
0.75%, 6/15/2014 (f)		5,000,000	5,019,725
1.5%, 7/31/2016		14,800,000	15,197,750
1.75%, 5/15/2022		7,000,000	6,683,908
			53,897,830
Total Government & Agency Obligations (Cost $116,007,823)			113,198,976

Loan Participations and Assignments 6.8%
Senior Loans**
Air Distribution Technologies, Inc., First Lien Term Loan, 5.0%, 11/9/2018		506,175	508,073
Berry Plastics Holding Corp., Term Loan D, 3.5%, 2/7/2020		2,493,734	2,488,872
Buffalo Gulf Coast Terminals LLC, Term Loan, 5.25%, 10/31/2017		608,850	614,938
Buffets, Inc., Letter of Credit, First Lien, LIBOR plus 9.25% 4/22/2015*		34,955	17,478
Burger King Corp., Term Loan B, 3.75%, 9/27/2019		549,450	551,851
Calpine Corp., Term Loan B1, 4.0%, 4/2/2018		2,790,689	2,809,289
Charter Communications Operating LLC, Term Loan E, 3.0%, 7/1/2020		2,797,988	2,775,114
Chesapeake Energy Corp., Term Loan, 5.75%, 12/1/2017		610,000	624,417
Crown Castle International Corp., Term Loan, 3.25%, 1/31/2019		2,964,098	2,965,373
Cumulus Media Holdings, Inc., Second Lien Term Loan, 7.5%, 9/16/2019		345,000	354,488
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/2020		44,775	45,090
First Data Corp., Term Loan, 4.17%, 3/24/2017		975,000	977,706
FMG Resources (August 2006) Pty Ltd., Term Loan, 5.25%, 10/18/2017		598,489	600,703
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019		1,505,000	1,524,753
HJ Heinz Co., Term Loan B2, 3.5%, 6/5/2020		2,324,175	2,344,721
MacDermid, Inc., First Lien Term Loan, 4.0%, 6/8/2020		812,963	817,665
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		3,721,071	3,750,653
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		1,005,704	1,007,041
Par Pharmaceutical Companies, Inc., Term Loan B, 4.25%, 9/30/2019		945,468	950,484
Pilot Travel Centers LLC:
Term Loan B, 3.75%, 3/30/2018		598,861	599,799
Term Loan B2, 4.25%, 8/7/2019		627,063	630,982
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/2020		398,000	398,300
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		1,470,000	1,459,276
Samson Investment Co., Second Lien Term Loan, 6.0%, 9/25/2018		3,245,000	3,275,941
Tallgrass Operations LLC, Term Loan, 5.25%, 11/13/2018		875,309	884,198
Tomkins LLC, Term Loan B2, 3.75%, 9/29/2016		2,648,627	2,661,870
Travelport LLC, Second Lien Term Loan, 9.5%, 1/29/2016		40,316	41,912
Univision Communications, Inc., Term Loan, 4.5%, 3/2/2020		2,403,637	2,419,165
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 3.75%, 2/13/2019		1,642,525	1,659,336
Term Loan B, 3.75%, 12/11/2019		1,037,122	1,048,470
WP CPP Holdings LLC, First Lien Term Loan, 4.75%, 12/27/2019		1,225,738	1,231,866
Total Loan Participations and Assignments (Cost $41,926,858)			42,039,824

Municipal Bonds and Notes 3.6%
Atlanta, GA, Water & Wastewater Revenue, Series B, 5.25%, 11/1/2030		2,660,000	2,929,538
Chicago, IL, O'Hare International Airport Revenue, Series B, 6.0%, 1/1/2041		855,000	927,316
Massachusetts, State School Building Authority, Sales Tax Revenue, Qualified School Construction Bond, Series A, 4.885%, 7/15/2028		1,700,000	1,787,533
New Jersey, State Transportation Trust Fund Authority, Transportation Program, Series AA, 5.25%, 6/15/2030		3,975,000	4,308,940
New York, Triborough Bridge & Tunnel Authority Revenues, Series A, 5.0%, 11/15/2028		3,975,000	4,366,975
Orlando & Orange County, FL, Expressway Authority Revenue, Series C, 5.0%, 7/1/2040		855,000	865,576
Pennsylvania, State Turnpike Commission Revenue, Series C, 5.5%, 12/1/2030		1,990,000	2,199,089
Port Authority of New York & New Jersey, 4.926%, 10/1/2051		1,510,000	1,480,449
Texas, Dallas-Fort Worth International Airport Revenue:
Series F, 5.25%, 11/1/2028		595,000	649,145
Series F, 5.25%, 11/1/2029		505,000	547,077
Series F, 5.25%, 11/1/2030		1,970,000	2,114,184
Total Municipal Bonds and Notes (Cost $21,295,145)			22,175,822

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (Cost $466,932)		468,054	781,603

Preferred Security 0.1%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $357,363)		530,000	461,100

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	318	1,590
Dawn Holdings, Inc.* (g)	6	18,293
Trump Entertainment Resorts, Inc.*	23	0
Vertis Holdings, Inc.*	226	0
		19,883
Industrials 0.0%
Congoleum Corp.*	9,600	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	10,608	6,801
GEO Specialty Chemicals, Inc. 144A*	966	620
Wolverine Tube, Inc.*	2,973	95,879
		103,300
Total Common Stocks (Cost $233,797)		123,183

Preferred Stock 0.1%
Financials
Ally Financial, Inc. 144A, 7.0% (Cost $438,218)	465	446,502

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	574	0
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	43,175	27,356
Hercules Trust II, Expiration Date 3/31/2029*	315	3,010
		30,366
Total Warrants (Cost $70,220)		30,366

Exchange-Traded Fund 1.3%
SPDR Barclays Convertible Securities (Cost $7,324,818)	168,446	7,802,419

Open-End Investment Company 4.9%
DWS Floating Rate Fund "Institutional" (h) (Cost $28,548,527)	3,179,663	30,079,612

	Contract Amount	Value ($)

Call Options Purchased 0.2%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% - Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161	8,900,000	436,441
Pay Fixed Rate — 4.19% - Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	9,400,000	450,112
Pay Fixed Rate — 4.32% - Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	9,100,000	398,333
Total Call Options Purchased (Cost $1,250,388)		1,284,886
Put Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% - Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20122	9,400,000	73,113
Receive Fixed Rate — 2.32% - Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20133	9,100,000	84,823
Total Put Options Purchased (Cost $628,823)		157,936

	Shares	Value ($)

Securities Lending Collateral 5.2%
Daily Assets Fund Institutional, 0.08% (h) (i) (j) (Cost $32,019,984)	32,019,984	32,019,984

Cash Equivalents 1.6%
Central Cash Management Fund, 0.06% (h) (i)	4,655,877	4,655,877
DWS Variable NAV Money Fund, 0.22% (h) (i)	500,404	5,004,539
Total Cash Equivalents (Cost $9,660,416)		9,660,416

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $679,419,772)†	111.0	685,147,802
Other Assets and Liabilities, Net	(11.0)	(68,131,833)
Net Assets	100.0	617,015,969

The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Buffets Inc.*	LIBOR plus 9.25%	4/22/2015	USD	34,955	34,283	17,478
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	EUR	297,097	404,439	0
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	USD	270,000	272,475	0
Hellas Telecommunications Finance*	8.227%	7/15/2015	EUR	218,377	62,954	0
					774,151	17,478

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2013.

*** These securities are shown at their current rate as of October 31, 2013.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $680,950,542. At October 31, 2013, net unrealized appreciation for all securities based on tax cost was $4,197,260. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,608,285 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,411,025.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2013 amounted to $30,777,760, which is 5.0% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At October 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At October 31, 2013, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(g) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	22,863	18,293	0.00

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(i) The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor's Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At October 31, 2013, the Fund had an unfunded loan commitment of $410,000, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
Tallgrass Operators LLC, Term Delay Draw, 11/13/2017	410,000	411,281	1,281

At October 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Federal Republic of Germany Euro-Bund	EUR	12/6/2013	21	4,048,808	111,160
Ultra Long U.S. Treasury Bond	USD	12/19/2013	128	18,444,000	663,034
Total unrealized appreciation					774,194

At October 31, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	12/19/2013	446	56,802,281	(1,385,604)
30 Year U.S. Treasury Bond	USD	12/19/2013	62	8,358,375	(238,437)
5 Year U.S. Treasury Note	USD	12/31/2013	580	70,578,750	(1,011,224)
Total unrealized depreciation					(2,635,265)

At October 31, 2013, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (k)
Call Options Receive Fixed — 3.19% - Pay Floating — LIBOR	2/3/2017 2/3/2027	4,700,000	2	2/1/2017	338,400	(426,855)
Receive Fixed — 3.32% - Pay Floating — LIBOR	2/3/2017 2/3/2027	4,550,000	3	2/1/2017	329,102	(382,540)
Receive Fixed — 4.22% - Pay Floating — LIBOR	4/22/2016 4/22/2026	8,900,000	1	4/20/2016	317,285	(292,705)
Total Call Options					984,787	(1,102,100)
Put Options Pay Fixed — 3.19% - Receive Floating — LIBOR	2/3/2017 2/3/2027	4,700,000	2	2/1/2017	338,400	(124,622)
Pay Fixed — 3.32% - Receive Floating — LIBOR	2/3/2017 2/3/2027	4,550,000	3	2/1/2017	329,102	(137,835)
Total Put Options					667,502	(262,457)
Total					1,652,289	(1,364,557)

(k) Unrealized appreciation on written options on interest rate swap contracts at October 31, 2013 was $287,732.

At October 31, 2013, credit default swap contracts sold were as follows:
Effective/ Expiration Dates	Notional Amount ($) (l)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (m)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
12/20/2011 3/20/2017	390,000	4	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB-	51,322	11,124	40,198
6/20/2013 9/20/2018	345,000	4	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB-	44,633	30,115	14,518
6/21/2010 9/20/2015	560,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	51,411	(9,983)	61,394
9/20/2012 12/20/2017	615,000	6	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	93,062	37,809	55,253
3/21/2011 6/20/2016	740,000	2	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	79,237	14,596	64,641
6/20/2013 9/20/2018	795,000	7	5.0%	HCA, Inc., 8.0%, 10/1/2018, B-	104,571	62,089	42,482
12/20/2012 12/20/2017	3,000,000	5	5.0%	Markit Dow Jones CDX North America High Yield Index	278,291	119,802	158,489
9/20/2012 12/20/2017	1,000,000	2	5.0%	Markit Dow Jones CDX North America High Yield Index	92,764	(1,025)	93,789
12/20/2012 12/20/2017	5,000,000	8	5.0%	Markit Dow Jones CDX North America High Yield Index	463,820	109,678	354,142
12/20/2012 12/20/2017	3,000,000	2	5.0%	Markit Dow Jones CDX North America High Yield Index	278,291	55,113	223,178
9/20/2012 12/20/2017	6,000,000	9	5.0%	Markit Dow Jones CDX North America High Yield Index	556,583	1,542	555,041
12/20/2012 12/20/2017	10,000,000	5	5.0%	Markit Dow Jones CDX North America High Yield Index	927,640	255,287	672,353
6/20/2013 6/20/2018	2,500,000	5	5.0%	Markit Dow Jones CDX North America High Yield Index	205,316	84,159	121,157
6/20/2013 9/20/2018	900,000	5	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, BB+	86,041	52,240	33,801
Total unrealized appreciation							2,490,436

(l) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(m) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At October 31, 2013, open interest rate swap contracts were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
7/16/2013 7/16/2023	12,000,000	1	Fixed — 1.858%	Floating — LIBOR	768,009	5,023	762,986
7/16/2013 7/16/2014	6,500,000	1	Floating — LIBOR	Fixed — 0.515%	15,128	(119)	15,247
9/17/2013 9/17/2017	8,000,000	8	Floating — LIBOR	Fixed — 0.94%	(24,742)	(388)	(24,354)
7/16/2013 7/16/2018	300,000	1	Floating —- LIBOR	Fixed — 1.148%	(1,812)	(52)	(1,760)
4/13/2012 4/13/2016	8,500,000	3	Floating — LIBOR	Fixed — 1.22%	147,815	—	147,815
7/16/2013 7/16/2033	1,700,000	1	Floating — LIBOR	Fixed — 2.322%	(267,472)	653	(268,125)
7/16/2013 7/16/2043	1,500,000	1	Floating — LIBOR	Fixed — 2.424%	(320,438)	2,047	(322,485)
Total net unrealized appreciation							309,324

Counterparties:

1 Nomura International PLC

2 JPMorgan Chase Securities, Inc.

3 BNP Paribas

4 Credit Suisse

5 Bank of America

6 UBS AG

7 Goldman, Sachs & Co.

8 Morgan Stanley

9 Citibank, Inc.

At October 31, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
MXN	21,200,000	USD	1,632,357	11/12/2013	9,039	UBS AG
MXN	63,600,000	USD	4,891,405	11/12/2013	21,450	Barclays Bank PLC
AUD	10,023,741	EUR	7,000,000	11/12/2013	37,983	Barclays Bank PLC
NZD	11,800,000	USD	9,762,116	11/12/2013	23,305	Barclays Bank PLC
USD	8,056,238	MXN	106,000,000	11/12/2013	60,353	Barclays Bank PLC
EUR	886,700	USD	1,212,673	11/20/2013	8,704	Citigroup, Inc.
KRW	7,485,000,000	USD	7,046,696	11/22/2013	1,813	JPMorgan Chase Securities, Inc.
ZAR	60,600,000	USD	6,166,257	11/29/2013	154,426	Citigroup, Inc.
MXN	42,400,000	USD	3,275,679	12/9/2013	36,123	JPMorgan Chase Securities, Inc.
MXN	42,400,000	USD	3,268,601	12/9/2013	29,045	Barclays Bank PLC
AUD	15,451,850	USD	14,904,901	1/23/2014	382,297	UBS AG
NOK	36,400,000	USD	6,124,783	1/23/2014	29,924	UBS AG
CAD	11,461,783	USD	11,100,463	1/23/2014	131,347	Barclays Bank PLC
SGD	8,344,380	USD	6,743,304	1/23/2014	25,393	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					951,202

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,635,865	MXN	21,200,000	11/12/2013	(12,547)	JPMorgan Chase Securities, Inc.
MXN	42,400,000	USD	3,209,725	11/12/2013	(36,911)	JPMorgan Chase Securities, Inc.
USD	9,800,018	NZD	11,800,000	11/12/2013	(61,207)	Citigroup, Inc.
USD	6,623,881	SGD	8,200,000	11/22/2013	(22,611)	Citigroup, Inc.
USD	1,638,079	MXN	21,200,000	12/9/2013	(18,301)	UBS AG
USD	6,543,666	MXN	84,800,000	12/9/2013	(64,554)	Barclays Bank PLC
USD	1,636,057	MXN	21,200,000	12/9/2013	(16,279)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(232,410)

Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
RUB Russian Ruble
SGD Singapore Dollar
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (n)
Corporate Bonds	$—	$328,590,742	$0	$328,590,742
Mortgage-Backed Securities Pass-Throughs	—	43,367,969	—	43,367,969
Asset-Backed	—	4,011,429	—	4,011,429
Commercial Mortgage- Backed Securities	—	20,732,959	—	20,732,959
Collateralized Mortgage Obligations	—	28,182,074	—	28,182,074
Government & Agency Obligations	—	113,198,976	—	113,198,976
Loan Participations and Assignments	—	42,039,824	—	42,039,824
Municipal Bonds and Notes	—	22,175,822	—	22,175,822
Convertible Bonds	—	—	781,603	781,603
Preferred Securities	—	461,100	—	461,100
Common Stocks (n)	—	1,590	121,593	123,183
Preferred Stock	—	446,502	—	446,502
Warrants (n)	—	—	30,366	30,366
Exchange-Traded Fund	7,802,419	—	—	7,802,419
Open-End Investment Company	30,079,612	—	—	30,079,612
Short-Term Investments (n)	41,680,400	—	—	41,680,400
Unfunded Loan Commitment	—	1,281	—	1,281
Derivatives (o)
Purchased Options	—	1,442,822	—	1,442,822
Futures Contracts	774,194	—	—	774,194
Credit Default Swap Contracts	—	2,490,436	—	2,490,436
Interest Rate Swap Contracts	—	926,048	—	926,048
Forward Foreign Currency Exchange Contracts	—	951,202	—	951,202
Total	$80,336,625	$609,020,776	$933,562	$690,290,963
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (o)
Written Options	$—	$(1,364,557)	$—	$(1,364,557)
Futures Contracts	(2,635,265)	—	—	(2,635,265)
Interest Rate Swap Contracts	—	(616,724)	—	(616,724)
Forward Foreign Currency Exchange Contracts	—	(232,410)	—	(232,410)
Total	$(2,635,265)	$(2,213,691)	$—	$(4,848,956)

During the year ended October 31, 2013, the amount of transfers between Level 2 and Level 3 was $454. Investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

During the year ended October 31, 2013, the amount of transfers between Level 3 and Level 2 was $490,250. Investments were transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(n) See Investment Portfolio for additional detailed categorizations.

(o) Derivatives include value of options purchased, unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2013
Assets
Investments: Investment in non-affiliated securities, at value (cost $609,190,845) — including $30,777,760 of securities loaned	$613,387,790
Investment in Daily Assets Fund Institutional (cost $32,019,984)*	32,019,984
Investments in affiliated securities, at value (cost $38,208,943)	39,740,028
Total investments in securities, at value (cost $679,419,772)	685,147,802
Cash	605,393
Foreign currency, at value (cost $504,524)	499,914
Deposit from broker on swap contracts	2,810,000
Receivable for investments sold	3,451,120
Receivable for Fund shares sold	623,434
Dividends receivable	9,036
Interest receivable	6,959,945
Receivable for variation margin on futures contracts	105,625
Unrealized appreciation on unfunded loan commitments	1,281
Unrealized appreciation on swap contracts	3,416,484
Unrealized appreciation on forward foreign currency exchange contracts	951,202
Upfront payments paid on swap contracts	841,277
Due from Advisor	20,931
Other assets	22,967
Total assets	705,466,411
Liabilities
Payable upon return of securities loaned	32,019,984
Payable for investments purchased	2,569,956
Payable for investments purchased — when-issued/delayed delivery securities	46,234,404
Payable for Fund shares redeemed	1,644,303
Payable upon return of deposit for swap contracts	2,810,000
Options written, at value (premiums received $1,652,289)	1,364,557
Unrealized depreciation on swap contracts	616,724
Unrealized depreciation on forward foreign currency exchange contracts	232,410
Upfront payments received on swap contracts	11,567
Accrued management fee	228,254
Accrued Trustees' fees	6,845
Other accrued expenses and payables	711,438
Total liabilities	88,450,442
Net assets, at value	$617,015,969

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2013 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(1,415,364)
Net unrealized appreciation (depreciation) on: Investments	5,728,030
Swap contracts	2,799,760
Futures	(1,861,071)
Unfunded loan commitments	1,281
Foreign currency	715,895
Written options	287,732
Accumulated net realized gain (loss)	(12,369,352)
Paid-in capital	623,129,058
Net assets, at value	$617,015,969
Net Asset Value
Class A Net Asset Value and redemption price per share ($420,035,626 ÷ 86,122,772 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.88
Maximum offering price per share (100 ÷ 97.25 of $4.88)	$5.02
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,676,780 ÷ 547,986 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.88
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($99,516,930 ÷ 20,259,654 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.91
Class S Net Asset Value, offering and redemption price per share ($94,786,633 ÷ 19,409,668 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.88

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2013
Investment Income
Income:
Interest (net of foreign taxes withheld of $4,535)	$29,676,679
Dividends	147,588
Income distributions from affiliated Funds	662,577
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	65,472
Total income	30,552,316
Expenses: Management fee	3,098,663
Administration fee	671,925
Services to shareholders	992,486
Distribution and service fees	2,033,326
Custodian fee	101,403
Professional fees	112,628
Reports to shareholders	89,775
Registration fees	103,689
Trustees' fees and expenses	29,822
Other	93,906
Total expenses before expense reductions	7,327,623
Expense reductions	(144,996)
Total expenses after expense reductions	7,182,627
Net investment income	23,369,689

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2013 (continued)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,491,327)
Swap contracts	1,650,152
Futures	(2,334,506)
Written options	265,211
Foreign currency	(2,989,236)
(6,899,706)
Change in net unrealized appreciation (depreciation) on: Investments	(14,524,568)
Swap contracts	2,445,959
Unfunded loan commitments	1,281
Futures	(1,916,166)
Written options	(341,571)
Foreign currency	634,602
(13,700,463)
Net gain (loss)	(20,600,169)
Net increase (decrease) in net assets resulting from operations	$2,769,520

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$23,369,689	$21,124,533
Net realized gain (loss)	(6,899,706)	19,114,821
Change in net unrealized appreciation (depreciation)	(13,700,463)	17,798,095
Net increase (decrease) in net assets resulting from operations	2,769,520	58,037,449
Distributions to shareholders from: Net investment income: Class A	(19,574,592)	(18,654,268)
Class B	(115,642)	(189,675)
Class C	(3,384,512)	(2,277,155)
Class S	(5,427,747)	(2,889,532)
Net realized gains: Class A	(1,520,826)	—
Class B	(14,305)	—
Class C	(276,159)	—
Class S	(384,944)	—
Total distributions	(30,698,727)	(24,010,630)
Fund share transactions: Proceeds from shares sold	320,597,218	228,305,299
Reinvestment of distributions	26,632,181	20,749,052
Payments for shares redeemed	(298,513,265)	(112,252,236)
Net increase (decrease) in net assets from Fund share transactions	48,716,134	136,802,115
Increase (decrease) in net assets	20,786,927	170,828,934
Net assets at beginning of period	596,229,042	425,400,108
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $1,415,364 and $5,837,668, respectively)	$617,015,969	$596,229,042

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$5.06	$4.71	$4.85	$4.57	$3.80
Income (loss) from investment operations: Net investment incomea	.18	.21	.25	.26	.22
Net realized and unrealized gain (loss)	(.12)	.38	(.14)	.29	.78
Total from investment operations	.06	.59	.11	.55	1.00
Less distributions from: Net investment income	(.22)	(.24)	(.25)	(.26)	(.23)
Net realized gains	(.02)	—	—	(.01)	—
Total distributions	(.24)	(.24)	(.25)	(.27)	(.23)
Net asset value, end of period	$4.88	$5.06	$4.71	$4.85	$4.57
Total Return (%)b,c	1.05	12.86	2.15	12.50	27.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	420	424	347	368	340
Ratio of expenses before expense reductions (%)	1.01	1.03	1.06	1.06	1.08
Ratio of expenses after expense reductions (%)	1.00	1.01	1.04	1.05	1.07
Ratio of net investment income (%)	3.55	4.38	5.32	5.44	5.42
Portfolio turnover rate (%)	157	129	154	182	252
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$5.06	$4.71	$4.86	$4.58	$3.80
Income (loss) from investment operations: Net investment incomea	.13	.18	.21	.22	.19
Net realized and unrealized gain (loss)	(.12)	.37	(.15)	.29	.78
Total from investment operations	.01	.55	.06	.51	.97
Less distributions from: Net investment income	(.17)	(.20)	(.21)	(.22)	(.19)
Net realized gains	(.02)	—	—	(.01)	—
Total distributions	(.19)	(.20)	(.21)	(.23)	(.19)
Net asset value, end of period	$4.88	$5.06	$4.71	$4.86	$4.58
Total Return (%)b,c	.41	11.89	1.27	11.60	26.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	5	7	9
Ratio of expenses before expense reductions (%)	1.84	1.86	1.91	1.90	1.94
Ratio of expenses after expense reductions (%)	1.82	1.84	1.89	1.88	1.83
Ratio of net investment income (%)	2.69	3.59	4.47	4.61	4.66
Portfolio turnover rate (%)	157	129	154	182	252
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$5.09	$4.74	$4.89	$4.60	$3.82
Income (loss) from investment operations: Net investment incomea	.14	.18	.22	.22	.19
Net realized and unrealized gain (loss)	(.12)	.38	(.15)	.31	.79
Total from investment operations	.02	.56	.07	.53	.98
Less distributions from: Net investment income	(.18)	(.21)	(.22)	(.23)	(.20)
Net realized gains	(.02)	—	—	(.01)	—
Total distributions	(.20)	(.21)	(.22)	(.24)	(.20)
Net asset value, end of period	$4.91	$5.09	$4.74	$4.89	$4.60
Total Return (%)b,c	.32	11.95	1.39	11.61	26.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	74	43	43	37
Ratio of expenses before expense reductions (%)	1.77	1.78	1.81	1.82	1.84
Ratio of expenses after expense reductions (%)	1.76	1.76	1.80	1.80	1.82
Ratio of net investment income (%)	2.81	3.59	4.56	4.69	4.66
Portfolio turnover rate (%)	157	129	154	182	252
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$5.06	$4.71	$4.86	$4.58	$3.80
Income (loss) from investment operations: Net investment incomea	.19	.22	.26	.26	.23
Net realized and unrealized gain (loss)	(.12)	.38	(.15)	.30	.78
Total from investment operations	.07	.60	.11	.56	1.01
Less distributions from: Net investment income	(.23)	(.25)	(.26)	(.27)	(.23)
Net realized gains	(.02)	—	—	(.01)	—
Total distributions	(.25)	(.25)	(.26)	(.28)	(.23)
Net asset value, end of period	$4.88	$5.06	$4.71	$4.86	$4.58
Total Return (%)b	1.26	13.07	2.32	12.77	27.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95	94	30	33	13
Ratio of expenses before expense reductions (%)	.86	.84	.88	.90	.92
Ratio of expenses after expense reductions (%)	.79	.80	.87	.89	.81
Ratio of net investment income (%)	3.75	4.49	5.49	5.60	5.68
Portfolio turnover rate (%)	157	129	154	182	252
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Unconstrained Income Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1 securities.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required disclosures in the semiannual shareholder report as of April 30, 2014.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Fund had net tax basis capital loss carryforwards of approximately $12,700,000, including $4,327,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date, whichever occurs first, and approximately $8,373,000 of post-enactment losses which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($7,843,000) and long-term losses ($530,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures and swap contracts, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$1,765,720
Capital loss carryforwards	$(12,700,000)
Net unrealized appreciation (depreciation) on investments	$4,197,260

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2013	2012
Distributions from ordinary income*	$30,698,727	$24,010,630

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2013, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in interest rate swap contracts had a total notional amount of $38,500,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2013, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $8,400,000, and the investment in credit default contracts sold had a total notional value generally indicative of a range from $13,910,000 to $34,845,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2013, the Fund entered into options on interest rate futures and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of October 31, 2013 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in written option contracts had a total value generally indicative of a range from approximately $1,365,000 to $3,229,000, and purchased option contracts had a total value generally indicative of a range from approximately $1,443,000 to $3,029,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains. In addition, as part of a global tactical asset allocation overlay ("GTAA") strategy, the Fund entered into futures contracts on global bonds, including indices, to attempt to take advantage of inefficiencies with the global bond markets. Effective on or about May 31, 2013, the Fund no longer utilized the GTAA strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $22,493,000 to $131,945,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $13,611,000 to $135,739,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2013, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains. In addition, as part of its GTAA strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets. Effective on or about May 31, 2013, the Fund no longer utilized the GTAA strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $51,307,000 to $139,147,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $28,072,000 to $66,757,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $28,825,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$1,442,822	$—	$926,048	$774,194	$3,143,064
Credit Contracts (b)	—	—	2,490,436	—	2,490,436
Foreign Exchange Contracts (c)	—	951,202	—	—	951,202
	$1,442,822	$951,202	$3,416,484	$774,194	$6,584,702
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts, respectively
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(1,364,557)	$—	$(616,724)	$(2,635,265)	$(4,616,546)
Foreign Exchange Contracts (c)	—	(232,410)	—	—	(232,410)
	$(1,364,557)	$(232,410)	$(616,724)	$(2,635,265)	$(4,848,956)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Options written, at value and unrealized depreciation on swap contracts
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(60,859)	$265,211	$—	$4,473	$(2,334,506)	$(2,125,681)
Credit Contracts (a)	—	—	—	1,645,679	—	1,645,679
Foreign Exchange Contracts (b)	—	—	(2,685,127)	—	—	(2,685,127)
	$(60,859)	$265,211	$(2,685,127)	$1,650,152	$(2,334,506)	$(3,165,129)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$437,333	$(341,571)	$—	$174,196	$(1,916,166)	$(1,646,208)
Credit Contracts (a)	—	—	—	2,271,763	—	2,271,763
Foreign Exchange Contracts (b)	—	—	645,497	—	—	645,497
	$437,333	$(341,571)	$645,497	$2,445,959	$(1,916,166)	$1,271,052
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $1,051,564,053 and $942,628,870, respectively. Purchases and sales of U.S. Treasury securities aggregated $39,988,747 and $74,652,138, respectively.

For the year ended October 31, 2013, transactions for written options on futures contracts and on interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	72,700,035	$2,749,434
Options written	260	198,905
Options closed	(45,300,000)	(1,083,550)
Options expired	(295)	(212,500)
Outstanding, end of period	27,400,000	$1,652,289

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acted as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors managed the portion of assets allocated from time to time to the Fund's global tactical asset allocation ("GTAA") overlay strategy. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund. Effective on or about May 31, 2013, QS Investors no longer serves as subadvisor to the Fund, and the Fund no longer utilizes the GTAA strategy.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

The Fund did not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Floating Rate Fund ("DWS affiliated mutual fund").

Accordingly, for the year ended October 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $75,664, and the amount charged aggregated $3,022,999, which was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

For the period from November 1, 2012 through January 31, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.07%
Class B	1.82%
Class C	1.82%
Class S	.82%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2013, the Administration Fee was $671,925, of which $52,834 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2013
Class A	$251,647	$—	$62,951
Class B	3,526	259	996
Class C	26,012	—	6,595
Class S	39,691	39,691	—
	$320,876	$39,950	$70,542

In addition, for the year ended October 31, 2013, the Advisor reimbursed $29,382 of sub-recordkeeping fees for Class S.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2013
Class B	$25,340	$1,709
Class C	703,630	64,211
	$728,970	$65,920

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2013	Annual Effective Rate
Class A	$1,061,802	$164,052	.23%
Class B	8,373	1,127	.25%
Class C	234,181	40,930	.25%
	$1,304,356	$206,109

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2013 aggregated $51,811.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2013, the CDSC for Class B and C shares aggregated $4,817 and $26,424, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2013, DIDI received $8,781 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $26,250, of which $12,441 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $7,261.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2013.

F. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	30,963,745	$156,074,281	23,570,864	$116,039,158
Class B	51,110	257,013	89,230	436,123
Class C	12,657,231	63,891,031	7,035,069	35,011,048
Class S	19,888,788	100,374,893	15,519,855	76,818,970
		$320,597,218		$228,305,299
Shares issued to shareholders in reinvestment of distributions
Class A	3,782,045	$18,797,126	3,350,740	$16,380,848
Class B	21,146	105,487	29,998	146,508
Class C	597,549	2,986,575	376,599	1,858,840
Class S	952,591	4,742,993	479,735	2,362,856
		$26,632,181		$20,749,052
Shares redeemed
Class A	(32,419,441)	$(160,286,535)	(16,759,706)	$(82,070,484)
Class B	(351,158)	(1,758,220)	(392,309)	(1,921,646)
Class C	(7,534,182)	(37,426,174)	(1,982,079)	(9,746,233)
Class S	(20,078,432)	(99,042,336)	(3,753,319)	(18,513,873)
		$(298,513,265)		$(112,252,236)
Net increase (decrease)
Class A	2,326,349	$14,584,872	10,161,898	$50,349,522
Class B	(278,902)	(1,395,720)	(273,081)	(1,339,015)
Class C	5,720,598	29,451,432	5,429,589	27,123,655
Class S	762,947	6,075,550	12,246,271	60,667,953
		$48,716,134		$136,802,115

I. Transactions with Affiliates

The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying DWS Funds during the year ended October 31, 2013 is as follows:
Affiliate	Value ($) at 10/31/2012	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 10/31/2013
DWS Floating Rate Fund	10,596,352	30,000,000	10,641,491	(179,079)	592,079	30,079,612
DWS Variable NAV Money Fund	—	5,004,539	—	—	5,486	5,004,539
Central Cash Management Fund	47,053,397	827,084,074	869,481,594	—	65,012	4,655,877
Total	57,649,749	862,088,613	880,123,085	(179,079)	662,577	39,740,028

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Income Trust and the Shareholders of DWS Unconstrained Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS Unconstrained Income Fund (the "Fund"), a series of DWS Income Trust, including the investment portfolio, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Unconstrained Income Fund, at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 20, 2013

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2013 to October 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$972.70	$968.60	$967.40	$971.80
Expenses Paid per $1,000*	$5.07	$9.03	$8.88	$4.08
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/1/13	$1,020.06	$1,016.03	$1,016.18	$1,021.07
Expenses Paid per $1,000*	$5.19	$9.25	$9.10	$4.18

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Unconstrained Income Fund	1.02%	1.82%	1.79%	.82%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 3% of the income dividends paid during the Fund's fiscal year ended October 31, 2013, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $820,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 3% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Unconstrained Income Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,8 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,8 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder9,10 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Effective as of January 9, 2013.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	KSTAX	KSTBX	KSTCX	KSTSX
CUSIP Number	23337K 101	23337K 200	23337K 309	23337K 507
Fund Number	010	210	310	2391

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DUIF-2
(R-024971-3 12/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS UNCONSTRAINED INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$80,047	$0	$8,724	$0
2012	$73,013	$0	$8,904	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$362,466	$0
2012	$0	$359,967	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$8,724	$362,466	$557,067	$928,257
2012	$8,904	$359,967	$477,809	$846,680

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2012 and 2013 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Unconstrained Income Fund, a series of DWS Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2013